HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

Company Update May 2015 Exhibit 99.1

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

Legal Disclaimer
This presentation contains "forward-looking statements" as defined by the
Private Securities Litigation Reform Act of 1995.  These forward-looking statements involve risks and uncertainties, including uncertainties associated with the development, regulatory approval, manufacture, launch and acceptance of new products, completion of clinical studies and the results thereof, the ability to establish strategic alliances and/or acquire desirable assets, progress in research and development programs and other risks and uncertainties identified in the Company's filings with the
Securities and Exchange Commission.  Actual results may differ materially from the results anticipated in our forward looking statements. We caution investors that forward-looking statements reflect our analysis only on their stated date. We do not intend to update them except as required by law.

HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

Status of Development Programs
Preclinical Phase 1 Phase 2 Phase 3 NDA
Intravenous
NK
1
for CINV
CINV: Acute- and Delayed-Onset after MEC, and Acute-Onset after HEC
SUSTOL
(APF530)
SUSTOL
(APF530)
HTX-019
HTX-011
CINV: Delayed-Onset  after HEC
Will be evaluated in soft
tissue, nerve block, and
orthopedic indications
Bupivacaine + meloxicam for
post-operative pain
HTX-003
30-Day Buprenorphine for
chronic pain and addiction
505(b)(2) registration pathway
should lead to NDA filing 2H2016

HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

CINV FRANCHISE

CINV Highlights
•
SUSTOL
®
(granisetron injection, extended release), is a long-acting, injectable product for the prevention of chemotherapy-induced nausea and vomiting (CINV)
–
1,341-patient, randomized, controlled, Phase 3 study demonstrated activity in acute-and delayed-onset CINV after moderately emetogenic chemotherapy
(MEC), and acute-onset CINV after highly emetogenic chemotherapy  (HEC)
–
MAGIC: Enrollment of over 900 patients completed March. Designed to obtain delayed-onset CINV indication in patients receiving HEC. No injectable 5-HT
3
agents currently approved for prevention of delayed-onset CINV after HEC
•
HTX-019
is a proprietary intravenous (IV) formulation of aprepitant, an NK
1
receptor antagonist and is distinguished from the only IV NK
1
receptor antagonist
presently approved in the U.S. in that it does not contain polysorbate 80, which may cause infusion site reactions, hypersensitivity or other adverse reactions in some patients.
•
Rapid development utilizing the 505(b)(2) registration pathway is anticipated to achieve NDA submission in 2H2016

5-Day Profile: APF530 Pharmacokinetics
Granisetron is released rapidly following injection of APF530 and continues to be released for 5-days, providing long-acting coverage for CINV
*Data from patent application 20120258164 for transdermal granisetron
0
5
10
15
20
0 24 48 72 96 120 144 168
Time after Dosing (h)
All subjects (n= 18)
mean ± SEM
Minimum
therapeutic
concentration of
granisetron*

SUSTOL Pivotal Phase 3 Study
Overview
• Randomized, controlled, multi-center study
• 1,341 patients in primary efficacy population
• Two doses of APF530 (5 mg and 10 mg granisetron)
compared to the approved dose of Aloxi
®
(results from 10
mg dose group presented)
• Patients stratified by type of chemotherapy regimen: MEC
or HEC
• Primary end point compared complete response between
groups in both the acute (day 1) and delayed (days 2-5)
phase
– Complete response defined as no emesis and no rescue medications
– ±15% margin used to establish non-inferiority

Complete Response Rates (%)
100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
75.0
76.9
57.2
58.5
Aloxi 0.25 mg
APF530 10 mg
Aloxi 0.25 mg
APF530 10 mg

δ
δ

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

Primary Efficacy Results: Complete
Response
Patients Receiving Moderately Emetogenic Chemotherapy
-
+
Acute Delayed
APF530 10mg
Acute
Delayed
Difference in Complete Response
APF530-Aloxi (97.5% CI)
-15 -10 -5 0 5 10 15

Complete Response Rates (%)
100
90
80
70
60
50
40
30
20
10
0
80.7
81.3
64.3
67.1
Aloxi 0.25 mg
APF530 10 mg
Aloxi 0.25 mg
APF530 10 mg

Primary Efficacy Results: Complete
Response
Patients Receiving Highly Emetogenic Chemotherapy
Difference in Complete Response
APF530-Aloxi (98.33% CI)
-15 -10 -5 0 5 10 15
Acute
Delayed
APF530 10mg
Acute Delayed
-
+

HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

Safety Summary
•
1
Safety results with the 5 mg dose of APF530 studied in separate arm of the phase 3 study are not included
•
2
>90% of injection site reactions were reported as mild; one patient discontinued due to injection site reaction
Cycle 1 Safety Results
APF530 10 mg
1
Aloxi 0.25 mg
N % N %
Drug Related Serious Adverse Events 0 0 0 0
Discontinued Due to Adverse Event 1 0.2 0 0
Frequent Adverse Events
Gastrointestinal Disorders
Constipation
Diarrhea
Abdominal pain
72
44
13
15.4
9.4
2.8
62
39
28
13.4
8.4
6.0
Nervous System
Headache 47 10.0 45 9.7
Injection Site
2
Placebo (NaCl)
Bruising
Erythema (redness)
Nodule (lump)
Pain
93
51
50
33
19.91
0.9
10.7
7.1
41
14
3
5
8.9
3.0
0.6
1.1

Complete Response Rates (%)
100
90
80
70
60
50
40
30
20
10
0
81
81
64
67
Aloxi 0.25 mg
APF530 10 mg
Aloxi 0.25 mg
APF530 10 mg

Complete Response Rates (%)
100
90
80
70
60
50
40
30
20
10
0
67
75
51
56
Aloxi 0.25 mg
APF530 10 mg
Aloxi 0.25 mg
APF530 10 mg

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

11 FDA-Requested ASCO 2011 Reanalysis Improves Difference Between SUSTOL and Aloxi in HEC Patients Protocol Specified HEC Population ASCO 2011 Guideline HEC Population Acute Delayed Acute Delayed

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

12
CR Rates by Treatment
Chemotherapeutic Regimen APF530 10 mg Aloxi 0.25 mg
Moderately
Emetogenic
Acute
Cyclophosphamide/Doxorubicin 70.7% 65.7%
All other regimens 84.4% 85.0%
Delayed
Cyclophosphamide/Doxorubicin 47.4% 46.3%
All other regimens 72.9% 70.0%
Highly
Emetogenic
Acute
Cisplatin regimens 81.1% 75.5%
Carboplatin/Paclitaxel 85.4% 89.8%
All other regimens 75.4% 67.6%
Delayed
Cisplatin regimens 66.0% 60.4%
Carboplatin/Paclitaxel 70.8% 71.4%
All other regimens 65.2% 57.4%
Largest Differences Between Arms is Seen
With Most Difficult Chemo Regimens
•
1
Data from post-hoc analysis. Not statistically significant.
• Highlighted HEC regimens were considered HEC in both protocol specified Hesketh and 2011
ASCO Guidelines

1

90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
69%
78%
55%
66%
Acute
Delayed
Aloxi
SUSTOL

Response Rates With Chemotherapy Classified
as HEC by Both Hesketh and 2011 ASCO*
*Cisplatin, carmustine, dacarbazine, dactinomycin, mechlorethamine, streptozotocin
SUSTOL reflects 9-11% greater response rate in the most emetogenic chemotherapy

HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

A Delayed-HEC Indication Would Provide
Clear Differentiation in an Important
Segment of the CINV Market
1 IntrinsiQ data from July 2012 – June 2013
14
HEC regimens account for
~20% (500K) of
palonosetron administrations
This is the same segment of
the CINV market where NK
receptor antagonists are
extensively used
Distribution of Aloxi Sales
HEC
Minimal
LEC
MEC
1
1

HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

15
Phase 3 “MAGIC” Study
> 900 patients
received HEC*
randomized 1:1
Ondansetron  0.15 mg/kg IV (up to 16 mg IV) d 1
+ fosaprepitant 150 mg IV d 1 + DEX
+ placebo SC d1
APF530 500 mg SC  d 1
+ fosaprepitant 150 mg IV d 1 + DEX
+ placebo IV d 1
Cycle 1
1. All subjects will receive dexamethasone 12 mg IV on day 1 and 8 mg PO BID on days 2-4
2. All subjects will be allowed to receive “rescue” medications as required at the discretion of their treating physician
*HEC agents as defined in the 2011 ASCO CINV guidelines.
Superiority design assuming a CR rate of 65% in the control
(ondansetron) arm, a binary endpoint (CR or no CR), a 2-sided alpha = 0.05 to test 65% vs 75%; for 90% power you need 880
evaluable patients

New SUSTOL Study Strategically Designed
Based on Previous Results
^^Average Complete Response rate improvement adding NK-1 RA to 5-HT
3
RA and Dexamethasone is ~15 - 20% in the delayed HEC
*Poll-Bigelli; Cancer, 97:12, 3090, 2003
**Projection of what would happen with a 20% increased response by addition of fosaprepitant to Sustol + Dex
Projected
Response
with addition
of NK
1
^^
Study
powered
to show 10%
difference:
65% vs 75%
APF530 + Dex
+ Fosaprepitant**
APF530+Dex Ondansetron + Dex
+ Fosaprepitant*
Ondansetron + Dex*
Standard of Care Phase 3 Study
HEC Study
67% 65% 45%
Study powered for a 10% difference between arms
20% difference is expected with the addition of fosaprepitant,
75%
87%
0
10
20
30
40
50
60
70
80
90
100

HEC Study Update
• Enrollment closed end of March 2015,
with over 900 patients enrolled
• NDA resubmission at mid-year 2015
• FDA has previously indicated that a
positive outcome from this study would
be sufficient to obtain “delayed-HEC”
indication

HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

SUSTOL Has the Potential to be the Next
Generation 5-HT
3
Receptor Antagonist
5-HT
3
RAs
1
st
generation 2
nd
generation 3
rd
generation
Products
ondansetron
granisetron
palonosetron SUSTOL
Duration of
action
Short acting
~ 8 hr half-life
Longer acting
~40 hr half-life
Long acting
PK profile 5-7 days
Indications
Prevention of CINV in
emetogenic chemo including
high-dose cisplatin
MEC – acute & delayed CINV
HEC – acute CINV
MEC – acute & delayed CINV
HEC –
acute & delayed CINV*
*Obtaining delayed HEC dependent on results of ongoing SUSTOL trial

HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

SUSTOL REGULATORY STATUS

HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

SUSTOL NDA Status
NDA resubmitted in September 2012
• CMC: correction of PAI issues and revision of one in-vitro release method
• Requirement for Human Factors Validation Study with
commercial product
• Re-analysis of the existing Phase 3 study using the ASCO
2011 guidelines for categorization of MEC and HEC
– Received Complete Response Letter March 2013 raising three main issues:

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

How We Are Addressing the CRL
• Chemistry, Manufacturing, and Controls
– Sites with PAI issues have been eliminated from the supply chain, with work transferred to a well-established site with no PAI issues
• Transition is complete, with secondary benefit of improvement in the COGS
– New in-vitro release method has been developed and validated
– Multiple validation batches of finished product have now been completed
• Human Factors Validation Study
– Successfully completed
• Re-analysis of Phase 3 using new ASCO 2011 Guidelines
– Re-analysis complete
– Complete dataset and programs supplied to FDA and found acceptable
• NDA resubmission expected mid-year 2015

HTX-019: Aprepitant IV
• HTX-019 is a proprietary IV formulation of aprepitant, an NK
1
receptor
antagonist. NK  receptor antagonists are recommended to be used in combination with 5-HT
3
receptor antagonists for prevention of CINV
• Primary Composition of Matter patent protection of aprepitant expired April
2015
– Secondary patent on polymorpic form not relevant to intravenous formulation
• The other commercially available IV NK
1
receptor antagonist contains
polysorbate 80, which has been shown to cause infusion site reactions, hypersensitivity and other reactions in some patients  . HTX-019 is polysorbate 80 free and may avoid some of these adverse reactions.
• Product should receive a unique J-code and compete directly with
EMEND ® IV (fosaprepitant)
• Rapid development utilizing the 505(b)(2) registration pathway is anticipated to achieve NDA submission in 2H2016 based on
bioequivalence (to be discussed with FDA)
1. LA Norris, et al. 2010 COMMUNITY ONCOLOGY; Polysorbate 80 hypersensitivity reactions: a renewed call to action
1
1

HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

CINV FRANCHISE COMMERCIAL OPPORTUNITY

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

Commercial Opportunity Summary
Market
• Heron has the opportunity to establish a long-term, dominant position in a CINV market targeting 3.6M units of IV 5-HT
3
and NK
1
annually
• The NK
1
market grew 10% YOY in 2013 with significant opportunity for increased penetration into MEC regimens
Competitive
Landscape
• New branded, injectable agents will be well-positioned to gain significant share as current market leaders (Aloxi, EMEND) lose patent protection
• SUSTOL positioned to be the only branded injectable 5-HT  on the market following Aloxi’s patent expiry in 2015
• HTX-019 anticipated to be similarly positioned following EMEND’s patent expiry in 2019
Go-To-Market
Strategies
• Differentiate SUSTOL and HTX-019 clinically to drive uptake
• SUSTOL targeted to be the first and only injectable 5-HT  indicated for the prevention of acute and delayed CINV in
both
MEC and HEC
• HTX-019 has potential to differentiate vs. IV EMEND based on polysorbate 80-free formulation
• Leverage a highly synergistic CINV portfolio to maximize return on investment
• ~600 practices account for ~90% of both Aloxi and IV EMEND use in clinic segment
• SUSTOL-targeted practices are the highest users of IV EMEND
• Highly leveraged cost effective commercial footprint
3
3

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

Heron has the opportunity to establish a long-term,
dominant position in a CINV market that has over
3.6M penetrable units
Q2'13 Q4'13
Injectable Drugs for the Prevention of CINV
Number of Package Units Sold by Quarter
ALOXI ANZEMET KYTRIL KYTRIL Generic (GRANISETRON) ZOFRAN ZOFRAN Generic (ONDANSETRON) EMEND
800,000
0
100,000
200,000
300,000
400,000
500,000
600,000
700,000
Q2'06 Q4'06 Q2'07 Q4'07 Q2'08 Q4'08 Q2'09 Q4'09 Q2'10 Q4'10 Q2'11 Q4'11 Q2'12 Q4'12
Aloxi
EMEND
Data is Package Units; Ondansetron units reflect only 2 mg/ml and 32mg/50 ml strength sizes

HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

New branded, injectable agents will be well-
positioned to gain significant share as current
market leaders (Aloxi, EMEND) lose patent protection
Candidate Class Indication Sponsor
Possible
Launch
AKYNZEO
®
Oral FDC combines netupitant
(NK
1
) with palonosetron (5HT
3
)
Prevention of CINV in MEC/HEC
Eisai /
Helsinn
Launched Q4 2014
Generic
palonosetron
IV 5-HT
3
MEC – acute & delayed CINV
HEC – acute CINV
TBD
(multiple)
Oct 13, 2015
Ongoing litigation
Rolapitant Oral / IV NK
1
Prevention of delayed onset CINV in
MEC/HEC (to be used in combination
with 5-HT
3
)
Tesaro
Oral mid-2015
IV Q3 2016
Generic
fosaprepitant
IV NK
1
Prevention of CINV in MEC/HEC (to be
used in combination with 5-HT
3
)
TBD
(multiple)
Q1 2019
2014 2015 2016
AKYNZEO
(oral)
Rolapitant??
(oral)
Rolapitant??
(IV)
2017 2018 2019
fosaprepitant
patent expiry
palonosetron
patent expiry

6% 33% 61%
6% 38% 56%
47% 50%
8% 41% 52%
8% 42% 50%
8% 42% 50%
5% 50% 45%
6% 55% 39%
8% 59% 33%
11% 52% 38%

SUSTOL would be the first and only injectable 5-HT
3
indicated for acute and delayed CINV in both
MEC
and HEC favored by more than 50% of oncologists
Attribute Favor IV Aloxi (1-2) No Preference (3) Favor SUSTOL (4-5) Avg. (N=66)
Effective for prevention of delayed CINV in assoc. with HEC 3.65
Is long-acting, with an extended PK profile 3.62
Provides consistently durable efficacy for over 5 full days 3.53
Effective for prevention of delayed CINV in assoc. with MEC 3.48
Has low rates of breakthrough CINV 3.47
Minimizes amount of rescue medication required 3.44
Demonstrates sustained efficacy over multiple chemo cycles 3.44
Effective for prevention of acute CINV in assoc. with HEC 3.32
Well tolerated, with a low risk of side effects 3.32
Effective for prevention of acute CINV in assoc. with MEC 3.27
MD PMR Q29: Please rate the extent to which you favor SUSTOL versus IV Aloxi (palonosetron) on each of the following attributes using a 5-
point scale, where 1= Strongly favor IV Aloxi (palonosetron) over SUSTOL and 5 = Strongly favor SUSTOL over IV Aloxi (palonosetron) [SS]

HEC Regimens Represent a Significant Market
Opportunity for SUSTOL and HTX-019
Source: IntrinsiQ data from July 2012 – June 2013
HEC Regimens Account For ~20%
(500K) of Palonosetron Administrations
Of All HEC Administrations, ~20% Are
Given Without Concomitant IV 5-HT
3
–
Inconsistent With Clinical Guidelines
497,256
1,463,558
451,490
111,696
-
200,000
400,000
600,000
800,000
1,000,000
1,200,000
1,400,000
1,600,000
HEC MEC LEC Minimal
-
200,000
400,000
600,000
800,000
1,000,000
1,200,000
Annual HEC
administrations
Untreated with
IV 5HT3
Treated with
generic IV 5HT3
Treated with
Aloxi
317,915
188,988
497,256

POST-OPERATIVE PAIN PROGRAM

HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

Heron Post-Operative Pain Program
Target Product Profile for Best-in-Class Product:
An injectable pain therapeutic that utilizes proprietary Biochronomer
®
polymer-based
drug delivery platform technology
Designed to deliver both bupivacaine (anesthetic) and meloxicam (anti-inflammatory)
evenly over 2-3 days without a large initial peak
HTX-011 builds on other innovations in the category and has best-in-class potential
Introducing HTX-011:
Maximal pain relief that lasts for 2-3 days
Maximal reduction of opioid use
Maximal reduction of length of hospital stay
Elimination of dose-limiting peak of bupivacaine
Easy to use for a large variety of procedures
Does not require refrigeration or special handling

Saline Control (1)
Biochronomer Bupivacaine (1)
Biochronomer Ropivacaine (1)
HTX-011 (2)
Exparel (2)
Percentage of Maximal Force (60 gm) Tolerated by Animal
100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
0
1
3
5
24
48
72
96
120
HOURS

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

31
HTX-011 Significantly Superior to EXPAREL
at 24-72 Hours
1. Study #1; All studies used the post-operative pain model in pigs from Castle et al, 2013 EPJ
Pig Post-Operative Pain Model
(n=4 pigs, except at 120 hrs for Study #2: preliminary results from 2 animals)
2. Study #2 compared <½ expected human dose of Biochronomer bupivacaine/meloxicam formulation to the human dose of EXPAREL
®
(40% smaller incision used with EXPAREL)

Saline
Bupivacaine 25 mg
Exparel 106 mg
HTX-011 100 mg
Force in Grams
300
250
200
150
100
50
0
0.5H
1H
2H
4H
6H
8H
9H
10H
24H
28H
48H
HOURS

HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

32 HTX-011 Shows Durable Response in Sciatic Nerve Block Model in Pigs

Diffusable Form
Outside Membrane
Inside Membrane
Active Form

HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

Local Anesthetics Exist in a Balance Between
Water-Soluble and Lipid-Soluble Forms
• Local anesthetics have pKa values > 7.4, so at normal
physiologic pH of 7.4, the majority of molecules exist as the water-soluble quaternary salt not able to penetrate nerve cell membrane
Water-Soluble
Ionized Form
Lipid-Soluble Un-
Ionized Form
Local anesthetic nerve penetration model adapted from Becker and Reed, Anesth Prog 53:98–109 2006
BUPH
+ BUPN + H
+
BUPH
+
BUPN + H
+
Nerve Cell
Membrane

Diffusable Form
Outside Membrane
Inside Membrane
Active Form

HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

Local Anesthetics Exist in a Balance Between
Water-Soluble and Lipid-Soluble Forms
• The acidic environment associated with inflammation shifts the balance further to the left, resulting in far less drug penetrating the nerve membrane and reduced anesthetic effects.
• With a pKa of 8.1, bupivacaine is very sensitive to reduced pH
Acidic Environment Shifts the Balance to Ionized Form Unable
to Penetrate Nerve Cell Membrane
Local anesthetic nerve penetration model adapted from Becker and Reed, Anesth Prog 53:98–109 2006
BUPH
+
BUPN + H
+
BUPH
+ BUPN + H
+
Nerve Cell
Membrane

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

HTX-011 Phase 1 Single-Ascending-Dose Study
Cohort 1
100 mg HTX-011
(5 active:1 placebo)
Min  7-day Observation
Safety PK evaluation
Min  7-day Observation
Safety PK evaluation
Randomized, Single-Blind, Placebo-Controlled
3 Single Rising Dose Cohorts
144 hr pharmacokinetic & pharmacodynamic assessments
Cohort 2
200 mg HTX-011
(5 active:1 placebo)
Cohort 3
400 mg HTX-011
(5 active:1 placebo)

Design

Plasma Bupivacaine (ng/ml)

HERON THERAPEUTICS
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36 Plasma Concentrations of Bupivacaine Observed with HTX-011 0 100 200 300 400 500 600 0 24 48 72 96 120 144 Hours HTX - 011 100 mg HTX - 011 200 mg HTX-011 400 mg

900
800
700
600
500
400
300
200
100
0
Plasma Bupivacaine (ng/ml)
0
24
48
72
96
120
144
Hours
HTX-011 400 mg
Exparel Hemorrhoidectomy 300 mg*

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

37 HTX-011 Provides Longer Duration of Bupivacaine Release without a Large Initial Peak * Exparel data extracted from FDA Clin Pharm review

Force where Subject No Longer Feels the Fiber

Force (mN) when Sensation Lost
250
200
150
100
50
0
0
0.5
1
1.5
2
3
4
6
12
24
36
48
60
72
84
96
120
144
HOURS
HTX-011 400 mg (n=5)
Placebo (n=3)

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

38 Mechanical Detection Threshold Using von Frey Fibers *Combined placebo data from all cohorts

Force (mN) when Sensation Lost
250
200
150
100
50
0
Plasma Bupviacaine (ng/mL)
500
450
400
350
300
250
200
150
100
50
0
0
0.5
1
1.5
2
3
4
6
12
24
36
48
60
72
84
96
120
144
HOURS
HTX-011 400 mg (n=5)
Placebo (n=3)
Plasma Bupivacaine Observed with HTX-011

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

39 *Combined placebo data from all cohorts Pharmacodynamic Effects of HTX-011 Correlate with Pharmacokinetic Profile

Safety
• No serious adverse events or premature
discontinuations
• No clinically relevant ECG changes
• No clinically relevant laboratory changes
• Only adverse events considered possibly related to
drug were associated with the subcutaneous
administration of the product: mild redness and
bruising at some injection sites

Summary
• Initial Phase 1 experience validates target product profile for
HTX-011
• Desired pharmacokinetic profile for both bupivacaine and
meloxicam achieved
• Strong pharmacodynamic activity that correlated with
pharmacokinetic profile observed
– Rapid on-set of action without a large, potentially negative initial peak
– 2-3 days of stable bupivacaine plasma levels correlated to 2-3 days of anesthetic effects
• All three doses were well-tolerated
• Phase 1 results support immediate advancement into Phase 2

Next Steps for Post-Operative Pain
Program
• SAD evaluation to complete in 1Q15
• Quickly initiate Phase 2 studies 2Q15
– Bunionectomy study scheduled to start late 2Q
• Completing toxicology for nerve-block and orthopedic
indications to allow expansion of program

Percentage of patients pain-free (NRS≤1)
80
60
40
20
0
2
4
8
12
24
36
48
60
72
Hours
DepoFoam bupivacaine 120 mg
Placebo

Percentage of patients who did not receive opioid rescue medication
50
40
30
20
10
0
8
12
16
20
24
36
48
60
72
Hours
DepoFoam bupivacaine 120 mg
Placebo

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

43 Phase 3 Trial of Exparel® in Bunionectomy Michael Golf, et. al. Adv Ther (2011) 28(9):776-788.

POST-OPERATIVE PAIN PROGRAM COMMERCIAL OPPORTUNITY

HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

U.S. Post-Operative Pain Market
Source: Decision Resources, Post-Operative Pain Pharmacor, May 2006;
Decision Resources, Acute Pain, December 2012
• Treatment options have remained stable over the past decade and new therapies are expected to be dominated by reformulations of existing molecules
• The total number of procedures is anticipated to increase 3% per year driven by aging population
• Unmet needs include longer-acting local anesthetics, opioids with a more tolerable side-effect profile and less addictive properties, and less invasive delivery mechanisms
2012 Post-Op Pain Market (US only) 2021 Post-Op Pain Market (US only)
2012 Total: $3.1B
2021 Total: $3.6B
Strong
opioid
analgesics;
53%
Simple
analgesics;
11%
Dual-Acting
Opioids;
9%
Selective
COX-2
inhibitors;
9%
Local
anesthetics;
9%
Traditional
NSAIDs; 9%
Antiepileptic
Drugs
(AED);
1%
Strong
opioid
analgesics;
51%
Simple
analgesics;
13%
Dual-Acting
Opioids;
8%
Selective
COX-2
inhibitors;
5%
Local
anesthetics;
11%
Traditional
NSAIDs;
9%
Antiepileptic
Drugs
(AED);
1%
Novel
Emerging
Agents; 2%

>5 days
2%
5 days
4%
4 days
9%
≤ 24
hours
12%
48 hours
27%
72 hours
46%

72 hours
11%
≤ 24
hours
44%
48 hours
45%

HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

> 72 hour Duration of Action Seen as “Ideal”
by Physicians, With 48 hours Minimally
Acceptable
Ideal Duration of Efficacy for Long-
Acting Local Anesthetic
Efficacy  for Long-Acting Local
Anesthetic
Source:  Decision Resources Post-Operative Pain Physician Research
Initiative 2014 (N=30 qualitative interviews; N=184 quantitative survey)
Minimally Acceptable Duration of

Across Procedures, Many MDs Expect the
Use of Long-Acting Local Anesthetics to
Increase
Use of Long-Acting Local Anesthetics in the Future, by Procedure
Percentage of physicians indicating how frequently they expect to use long-acting local anesthetics in the future
“Minimizing opioid use by using long-
acting local anesthetics is the trend.  I
think the long-acting local anesthetics
have great promise in the future.”
– General surgeon
Source:  Decision Resources Post-Operative Pain Physician Research
Initiative 2014 (N=30 qualitative interviews; N=184 quantitative survey)
10%
7%
5%
9%
6%
6%
5%
2%
7%
6%
7%
5%
3%
7%
3%
53%
60%
45%
62%
58%
58%
66%
44%
60%
60%
50%
41%
49%
47%
49%
37%
33%
49%
29%
36%
37%
28%
53%
34%
35%
43%
54%
48%
46%
48%
0% 20% 40% 60% 80% 100%
Cesarean Section
Cholecystectomy (outpatient)
Arthroplasty knee (outpatient)
Other non-OR therapeutic
procedures on musculoskeletal…
Treatment, fracture or dislocation
of hip and femur (inpatient)
Other fracture and dislocation
procedure
Repair of toe
Arthroplasty shoulder
Other therapeutic procedures on
muscles and tendons
Cholecystectomy (inpatient)
Arthroplasty other than hip, knee,
shoulder, or elbow
Hernia (outpatient)
Hip replacement, total and partial
Hernia (inpatient)
Arthroplasty knee (inpatient)
Less frequently Same amount More frequently

HTX-003 LONG-ACTING BUPRENORPHINE FOR CHRONIC PAIN AND ADDICTION

HTX-003
RB Pharmaceutical
Camurus
Plasma Buprenorphine (ng/mL)
8
7
6
5
4
3
2
1
0
0
5
10
15
20
25
30
Days

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

49 30-Day Buprenorphine Comparison to Competitive Products in Development* *RB Pharma is from US2013/0210853; Camurus data from US2013/0190341

3000
2625
2250
1875
1500
1125
750
375
0
Plasma Buprenorphine (pg/mL)
0
18
36
54
72
90
Days

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

Repeat Dose Model* Therapeutic range *Prediction based on 15 mg dosed monthly 50 Excellent PK profile for once monthly dosing Cmax achieves steady state by second dose

Partnering Opportunity for Long-
Acting Buprenorphine Products
•
Projected sales of products for opioid addiction to reach $3B by 2020
1
•
Recent deals for buprenorphine products show significant interest in the space:
• Titan license of Probuphine to Braeburn (12/17/2012)
• 6 month sub-dermal implant for opioid addiction with NDA submitted
• $15.7M upfront, $180M milestones with double-digit royalties
• Camarus license of CAM2038, long acting buprenorphine to Braeburn (11/20/2014)
• Phase 2 program for opioid addiction and pain, with exclusive rights for North
America and option in Asia, Camurus retains ROW
• $20M upfront, $131M in milestones with mid-teen royalty
HTX-003 Target Product Profile
• 30-day zero-order release of buprenorphine with single sub-Q injection
• Low peak to trough variation allows for stable drug levels
• Administered by medical professional with very low potential for abuse by patients
1. Evaluate Pharma

HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

Financial Summary
Summary Statement of Operations
(In thousands, except per share data)
Three Months Ended
March 31, 2015
Revenue $             –
Operating expenses 20,360
Other income (expenses) (210)
Net loss $ (20,570)
Net loss per share
1
$     (0.70)
Condensed Balance Sheet Data
(In thousands)
March 31, 2015
Cash and cash equivalents $  55,556
Total assets $  59,627
Total stockholders’ equity $  48,001
1
Based on 29.4 million weighted average common shares outstanding for the period ended
March 31, 2015